                                                               Exhibit (e)(i)(A)

                               AMENDED SCHEDULE A
                              Dated August 1, 2002
                          to the Distribution Agreement

FUND                                                       FUND
----                                                       ----
Fifth Third Government Money Market Fund                   Fifth Third Institutional Government Money Market Fund
Fifth Third Prime Money Market Fund                        Fifth Third Institutional Money Market Fund
Fifth Third Municipal Money Market Fund                    Fifth Third Michigan Municipal Money Market Fund
Fifth Third Quality Growth Fund                            Fifth Third International GDP Fund
Fifth Third Disciplined Large Cap Value Fund               Fifth Third Small Cap Growth Fund
Fifth Third Balanced Fund                                  Fifth Third Equity Index Fund
Fifth Third Mid Cap Growth Fund                            Fifth Third Large Cap Core Fund
Fifth Third International Equity Fund                      Fifth Third Short Term Bond Fund
Fifth Third Technology Fund                                Fifth Third Michigan Municipal Bond Fund
Fifth Third Intermediate Bond Fund                         Fifth Third Municipal Bond Fund
Fifth Third Bond Fund                                      Fifth Third Ohio Tax Exempt Money Market Fund
Fifth Third U.S. Government Bond Fund                      Fifth Third Large Cap  Opportunity Fund
Fifth Third Intermediate Municipal Bond Fund               Fifth Third LifeModel Conservative Fund
Fifth Third Ohio Municipal Bond Fund                       Fifth Third LifeModel Moderately Conservative Fund
Fifth Third U.S. Treasury Money Market Fund                Fifth Third LifeModel Moderate Fund
Fifth Third Strategic Income Fund                          Fifth Third LifeModel Moderately Aggressive Fund
Fifth Third Multi Cap Value Fund                           Fifth Third LifeModel Aggressive Fund
Fifth Third Worldwide Fund
Fifth Third Micro Cap Value Fund

                                          FIFTH THIRD FUNDS

                                          By: __________________________________
                                          Title:


                                          FIFTH THIRD FUNDS DISTRIBUTOR, INC.

                                          By: __________________________________
                                          Title:

                               AMENDED SCHEDULE B
                              Dated August 1, 2002
                          to the Distribution Agreement


Class A Shares
-------------------
Fifth Third Government Money Market Fund                   Fifth Third Michigan Municipal Money Market Fund
Fifth Third Prime Money Market Fund                        Fifth Third International GDP Fund
Fifth Third Municipal Money Market Fund                    Fifth Third Small Cap Growth Fund
Fifth Third Quality Growth Fund                            Fifth Third Equity Index Fund
Fifth Third Disciplined Large Cap Value Fund               Fifth Third Large Cap Core Fund
Fifth Third Balanced Fund                                  Fifth Third Short Term Bond Fund
Fifth Third Mid Cap Growth Fund                            Fifth Third Michigan Municipal Bond Fund
Fifth Third International Equity Fund                      Fifth Third Municipal Bond Fund
Fifth Third Technology Fund                                Fifth Third Ohio Tax Exempt Money Market Fund
Fifth Third Intermediate Bond Fund                         Fifth Third Large Cap  Opportunity Fund
Fifth Third Bond Fund                                      Fifth Third LifeModel Conservative Fund
Fifth Third U.S. Government Bond Fund                      Fifth Third LifeModel Moderately Conservative Fund
Fifth Third Intermediate Municipal Bond Fund               Fifth Third LifeModel Moderate Fund
Fifth Third Ohio Municipal Bond Fund                       Fifth Third LifeModel Moderately Aggressive Fund
Fifth Third U.S. Treasury Money Market Fund                Fifth Third LifeModel Aggressive Fund
Fifth Third Multi Cap Value Fund
Fifth Third Micro Cap Value Fund

Class B Shares
-------------------

Fifth Third Prime Money Market Fund                        Fifth Third International GDP Fund
Fifth Third Quality Growth Fund                            Fifth Third Small Cap Growth Fund
Fifth Third Disciplined Large Cap Value Fund               Fifth Third Equity Index Fund
Fifth Third Balanced Fund                                  Fifth Third Large Cap Core Fund
Fifth Third Mid Cap Growth Fund                            Fifth Third Short Term Bond Fund
Fifth Third International Equity Fund                      Fifth Third Michigan Municipal Bond Fund
Fifth Third Technology Fund                                Fifth Third Municipal Bond Fund
Fifth Third Intermediate Bond Fund                         Fifth Third Large Cap  Opportunity Fund
Fifth Third Bond Fund                                      Fifth Third LifeModel Conservative Fund
Fifth Third U.S. Government Bond Fund                      Fifth Third LifeModel Moderately Conservative Fund
Fifth Third Intermediate Municipal Bond Fund               Fifth Third LifeModel Moderate Fund
Fifth Third Ohio Municipal Bond Fund                       Fifth Third LifeModel Moderately Aggressive Fund
Fifth Third Multi Cap Value Fund                           Fifth Third LifeModel Aggressive Fund
Fifth Third Micro Cap Value Fund

Class C Shares
-------------------

Fifth Third Quality Growth Fund                            Fifth Third International GDP Fund
Fifth Third Disciplined Large Cap Value Fund               Fifth Third Small Cap Growth Fund
Fifth Third Balanced Fund                                  Fifth Third Equity Index Fund
Fifth Third Mid Cap Growth Fund                            Fifth Third Large Cap Core Fund
Fifth Third International Equity Fund                      Fifth Third Short Term Bond Fund
Fifth Third Technology Fund                                Fifth Third Michigan Municipal Bond Fund
Fifth Third Intermediate Bond Fund                         Fifth Third Municipal Bond Fund
Fifth Third Bond Fund                                      Fifth Third Large Cap  Opportunity Fund
Fifth Third U.S. Government Bond Fund                      Fifth Third LifeModel Conservative Fund
Fifth Third Intermediate Municipal Bond Fund               Fifth Third LifeModel Moderately Conservative Fund
Fifth Third Ohio Municipal Bond Fund                       Fifth Third LifeModel Moderate Fund
Fifth Third Strategic Income Fund                          Fifth Third LifeModel Moderately Aggressive Fund
Fifth Third Multi Cap Value Fund                           Fifth Third LifeModel Aggressive Fund

Fifth Third Worldwide Fund
Fifth Third Micro Cap Value Fund

Advisor Shares
--------------

Fifth Third Prime Money Market Fund                        Fifth Third Small Cap Growth Fund
Fifth Third Quality Growth Fund                            Fifth Third Equity Index Fund
Fifth Third Balanced Fund                                  Fifth Third Municipal Bond Fund
Fifth Third Mid Cap Growth Fund                            Fifth Third LifeModel Conservative Fund
Fifth Third Technology Fund                                Fifth Third LifeModel Moderately Conservative Fund
Fifth Third Bond Fund                                      Fifth Third LifeModel Moderate Fund
Fifth Third Strategic Income Fund                          Fifth Third LifeModel Moderately Aggressive Fund
Fifth Third Multi Cap Value Fund                           Fifth Third LifeModel Aggressive Fund
Fifth Third Worldwide Fund
Fifth Third Micro Cap Value Fund

Service Shares
--------------

Fifth Third U.S. Treasury Money Market Fund                Fifth Third Institutional Government Money Market Fund
Fifth Third Institutional Money Market Fund

                                          FIFTH THIRD FUNDS

                                          By: __________________________________
                                          Title:


                                          FIFTH THIRD FUNDS DISTRIBUTOR, INC.

                                          By: __________________________________
                                          Title:

                               AMENDED SCHEDULE C
                              Dated August 1, 2002
                          to the Distribution Agreement

Fifth Third Government Money Market Fund                   Fifth Third Michigan Municipal Money Market Fund
Fifth Third Prime Money Market Fund                        Fifth Third International GDP Fund
Fifth Third Municipal Money Market Fund                    Fifth Third Small Cap Growth Fund
Fifth Third Quality Growth Fund                            Fifth Third Equity Index Fund
Fifth Third Disciplined Large Cap Value Fund               Fifth Third Large Cap Core Fund
Fifth Third Balanced Fund                                  Fifth Third Short Term Bond Fund
Fifth Third Mid Cap Growth Fund                            Fifth Third Michigan Municipal Bond Fund
Fifth Third International Equity Fund                      Fifth Third Municipal Bond Fund
Fifth Third Technology Fund                                Fifth Third Ohio Tax Exempt Money Market Fund
Fifth Third Intermediate Bond Fund                         Fifth Third Large Cap  Opportunity Fund
Fifth Third Bond Fund                                      Fifth Third LifeModel Conservative Fund
Fifth Third U.S. Government Bond Fund                      Fifth Third LifeModel Moderately Conservative Fund
Fifth Third Intermediate Municipal Bond Fund               Fifth Third LifeModel Moderate Fund
Fifth Third Ohio Municipal Bond Fund                       Fifth Third LifeModel Moderately Aggressive Fund
Fifth Third U.S. Treasury Money Market Fund                Fifth Third LifeModel Aggressive Fund
Fifth Third Multi Cap Value Fund
Fifth Third Micro Cap Value Fund

                                          FIFTH THIRD FUNDS

                                          By: __________________________________
                                          Title:


                                          FIFTH THIRD FUNDS DISTRIBUTOR, INC.

                                          By: __________________________________
                                          Title: